EXHIBIT 10.25


                         COMPLETION AND PAYMENT GUARANTY
                         -------------------------------

     THIS COMPLETION AND PAYMENT GUARANTY (as the same may from time to time hereafter be modified, supplemented or amended, the "Guaranty") is made as of November 30, 2007 by GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Guarantor"), in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association, having a principal place of business and post office address at 127 Public Square, Cleveland, Ohio 44114, in its capacity as Administrative Agent (the "Administrative Agent") on behalf of and for the benefit of the Lenders (as such term is defined in the Loan Agreement), together with each of their respective successors and assigns.

                                    RECITALS:
                                    ---------

     A. The Lenders have agreed to make a construction, acquisition and interim loan (the "Loan") in the original principal sum of Two Hundred Twenty Million and No/100 Dollars ($220,000,000.00) (the "Loan Amount") to KIERLAND CROSSING, LLC, a Delaware limited liability company ("Borrower"). The Loan is evidenced by one or more Notes of even date herewith made by Borrower to the order of Lenders in the original principal sum of Two Hundred Twenty Million and No/100 Dollars ($220,000,000.00) (as the same may from time to time hereafter be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefor or replacement thereof, collectively, the "Notes") or so much thereof as shall be advanced from time to time under the terms of the Loan Agreement, as that term is hereinafter defined. The Notes bear interest at the rate and are payable in the manner provided therein.

     B. The Loan is secured by a Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith (the "Deed of Trust") on Borrower's leasehold interest in certain real property located in Maricopa County, Arizona, together with all existing improvements constructed thereon, said property being more particularly described in said Deed of Trust (the "Premises"), and an Assignment of Leases and Rents of even date herewith (the "Assignment") (the Notes, this Guaranty, that certain Construction, Acquisition and Interim Loan Agreement of even date herewith between Borrower, Administrative Agent and Lenders (the "Loan Agreement"), the Deed of Trust, the Assignment and all other instruments or agreements by which the Loan is secured or evidenced are hereinafter collectively referred to as the "Loan Documents"). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

     C. It is a condition of Lenders' agreement to make the Loan that Guarantor enter into this Guaranty.

     D. Guarantor will derive material financial benefit from the Loan evidenced and secured by the Notes, the Deed of Trust and the other Loan Documents.

     E. Lenders have relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lenders.

     NOW, THEREFORE, in order to induce the Lenders to make the Loan to Borrower and to accept the Guaranty from Guarantor, Guarantor intending to be legally bound, hereby makes the following representations and warranties to the Administrative Agent, on behalf of the Lenders, and hereby covenants and agrees with Administrative Agent, in its capacity as agent for the Lenders, as follows:

1.   Guarantor, absolutely, unconditionally, and irrevocably guarantees:

     (a) the full, complete and punctual observance, performance, payment and satisfaction of all of the obligations, duties, covenants and agreements of Borrower under the Loan Agreement and the other Loan Documents with respect to the Construction and the completion of the Improvements free of any claim for mechanics', materialmen's or any other liens, to the extent provided for therein, and in accordance with (1) all Laws, (2) the Plans and Specifications and (3) the time periods and other requirements set forth in the Loan Documents, including, without limitation, the following:

               (1) To perform, complete and pay for (or cause to be performed, completed and paid for) the Construction and to pay all costs of said Construction (including any and all cost overruns) and all other costs associated with the Project (including, without limitation, the costs of any architects' and engineers' fees) through final completion, if Borrower shall fail to perform, complete or pay for such work, including any sums expended in excess of the amount of indebtedness incurred by Borrower under the Loan Agreement or with respect to the Loan, whether or not the Construction is actually completed;

               (2) If Administrative Agent, on behalf of the Lenders, exercises its right under Section 16.2(a) of the Loan Agreement to take possession of the Project and complete the Construction, to reimburse Administrative Agent for all reasonable costs and expenses incurred by Administrative Agent in excess of the applicable Budget Line Items therefor (if any) in so taking possession of the Project and completing the Construction in accordance with the Plans and Specifications; and

               (3) To pay the premiums for all policies of insurance required to be furnished by Borrower pursuant to the Loan Agreement during the Construction if such premiums are not paid by Borrower; and

     (b) The full, complete and punctual observance, performance and satisfaction of all of the obligations, duties, covenants and agreements of Borrower under the Loan Documents with respect to the Phase III Purchase Agreement and the purchase of the Phase III Retail Unit; and


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

     (c) Borrower's obligation to keep the Loan In Balance (as more particularly defined and described in Article 9 of the Loan Agreement) and the full and prompt payment of all Deficiency Deposits.

     All obligations described in subsections (a), (b) and (c) of this Section 1 are referred to herein as the "Guaranteed Obligations."

2. In the event of any default by Borrower in performance of the Guaranteed Obligations and the expiration of any applicable cure or grace period, Guarantor agrees, within thirty (30) days after written demand by Administrative Agent (which demand may be made concurrently with notice to Borrower that Borrower is in default of its obligations), to perform all the Guaranteed Obligations. Administrative Agent, on behalf of the Lenders, shall have the right, at its option, either before, during or after commencing foreclosure or sale proceedings, as the case may be, and before, during or after pursuing any other right or remedy against Borrower or Guarantor, to perform any and all of the Guaranteed Obligations by or through any agent, contractor or subcontractor of its selection, all as Administrative Agent in its sole discretion deems proper, and Guarantor shall indemnify and hold Administrative Agent and Lenders free and harmless from and against any and all loss, damage, cost, expense, injury, or liability that Administrative Agent or Lenders may suffer or incur in connection with the exercise of their respective rights under this Guaranty or the performance of the Guaranteed Obligations except to the extent such liability arises from the negligence or willful misconduct of Administrative Agent or any such Lender. Furthermore, neither Administrative Agent nor any Lender shall have any obligation to protect or insure any collateral for the Loan, nor shall Administrative Agent, on behalf of Lenders, have any obligation to perfect its security interest in any collateral for the Loan.

          During the course of any construction undertaken by Administrative Agent or Lenders or any other party on behalf of Lenders in accordance with the terms of this Guaranty, upon the occurrence and during the continuation of an Event of Default, Guarantor shall pay within thirty (30) days of written demand any amounts due to contractors, subcontractors, and material suppliers and for permits and licenses necessary or desirable in connection therewith. Guarantor's obligations in connection with such work shall not be affected by any errors or omissions of the General Contractor, Architect, Lenders' Consultant or any subcontractor or agent or employee of any of the foregoing in the design, supervision, and performance of the work; it being understood that such risk is assumed by Guarantor. Neither the completion of the Construction nor failure of said party to complete the Construction shall relieve Guarantor of any liabilities hereunder; rather, such liability shall be continuing and may be enforced by Administrative Agent, on behalf of Lenders.

          All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be available to Administrative Agent, on behalf of Lenders, and the choice by Administrative Agent of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Administrative Agent, on behalf of Lenders, to recover or seeking any other remedy under this Guaranty, nor shall such


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

     choice preclude Administrative Agent from concurrently or subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Administrative Agent, on behalf of Lenders, at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good faith choice by Administrative Agent be given conclusive effect regardless of such subsequent developments.

3. Guarantor absolutely, irrevocably and unconditionally waives notice of acceptance of this Guaranty and notice of any payment, performance, liability or obligation to which it may apply, and waives presentment, demand of payment (subject to Section 2 hereof), protest, notice of dishonor or nonpayment of such liabilities under this Guaranty or any of the Loan Documents creating the Guaranteed Obligations and any suit or taking other action by the Administrative Agent, on behalf of Lenders, against, and any other notice to, any party liable thereon or any property which may be security therefor.

4. The Administrative Agent, on behalf of Lenders, may at any time and from time to time without the consent of, or notice to, Guarantor, without incurring any responsibility to Guarantor and without impairing or releasing any of the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

     (a) renew, alter or change the manner, time, place or terms of payment or performance of any of the Guaranteed Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

     (b) sell, exchange, release, surrender, and in any manner and in any order realize upon or otherwise deal with any property at any time directly and absolutely assigned or pledged or mortgaged to secure the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof;

     (c) exercise or refrain from exercising any rights against Borrower or any other person (including any Guarantor) or otherwise act or refrain from acting with regard to the Loan Documents, Guaranteed Obligations or this Guaranty;

     (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of Borrower (whether or not then due) to creditors of Borrower other than the Administrative Agent, acting on behalf of Lenders;

     (e) apply any sums in whatever manner paid or realized to any liability or liabilities of Borrower to the Administrative Agent or the Lenders regardless of what liability or liabilities of Borrower remain unpaid;


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

     (f) consent to or waive any breach of or any act, omission or default under the Loan Documents or otherwise amend, modify or supplement any of such instruments or agreements; and/or

     (g) sell, convey or assign, whether into a securitized transaction or otherwise, all or any part of Administrative Agent's and/or Lenders' interest in this Guaranty and the Loan Documents as permitted under the Loan Agreement.

5. No invalidity, irregularity or unenforceability of all or any part of the Loan Documents, the Guaranteed Obligations or this Guaranty, or of any security therefor, shall affect, impair or constitute a defense to this Guaranty. This Guaranty is a direct and primary obligation of Guarantor, and Guarantor's obligations hereunder are not as a surety. This is an absolute, present and continuing guaranty of performance and completion and not of collection.

6. (a) Notwithstanding any payment or payments made by Guarantor hereunder, Guarantor will not assert or exercise any right of the Administrative Agent or the Lenders or of such Guarantor against Borrower to recover the amount of any payment made by such Guarantor to Administrative Agent or the Lenders by way of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower, whether or not the obligations of Borrower have been satisfied, all of such rights being herein expressly waived by Guarantor. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law.

     (a) In the event that Guarantor shall advance or become obligated to pay any sums with respect to any obligation hereby guaranteed or in the event that for any reason whatsoever the Borrower or any subsequent owner of the collateral securing the Loan or the Guaranty is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that the amount of such sums and of such Indebtedness together with all interest thereon, shall at all times be subordinate as to the lien, time of payment and in all other respects, to all sums, including principal, interest and other Indebtedness, at any time owing to the Lenders under any of the Loan Documents. Nothing herein contained is intended or shall be construed to give to Guarantor any right to participate in any way in the right, title or interest of the Administrative Agent, acting on behalf of the Lenders, in or to the collateral securing the Loan, notwithstanding any payments made by Guarantor under this Guaranty, all such rights of participation being hereby expressly waived and released.

7. Guarantor agrees that to the extent that Borrower makes a payment or payments to Administrative Agent, on behalf of the Lenders, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of


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

     such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made.

8. Guarantor makes the following representations and warranties which shall survive the execution and delivery of this Guaranty:

     (a) Guarantor is and, until the Guaranteed Obligations are fully performed and paid in full, will continue to (i) be a duly organized and validly existing entity in good standing under the laws of the state of its formation, (ii) be duly qualified as a foreign entity in each jurisdiction in which the nature of its business makes such qualification necessary or desirable, (iii) have the requisite power and authority to carry on its business as now being conducted, (iv) have the requisite power to execute, deliver and perform its obligations under this Guaranty, and (v) comply with the provisions of all of its organizational documents, and the Laws of the state of its formation.

     (b) The execution, delivery and performance of this Guaranty (i) are within the applicable powers of Guarantor; (ii) have been authorized by all requisite action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) does not and will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, operating or trust agreement, or other governing instrument of Guarantor, or any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's assets is or may be bound or affected; (v) does not and will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of Guarantor's assets; and (vi) does not and will not require any authorization or license from, or any filing with, any governmental authority or other body.

     (c) This Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and
          (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

9. Guarantor is related and/or affiliated with Borrower, has personal knowledge of and is familiar with Borrower's business affairs, books and records and has the ability to influence Borrower's financial decisions.

10. Nothing herein contained shall in any manner affect the lien or priority of the Deed of Trust, and upon the occurrence and during the continuation of an Event of Default, the Administrative Agent, on behalf of the Lenders, may invoke any remedies it may have under this Guaranty or any of the other Loan Documents, either concurrently or successively and the exercise of any one or more of such remedies shall not be deemed an exhaustion of such remedy or remedies or a waiver of any other remedy or remedies and shall not be deemed an election of remedies. Guarantor hereby specifically waives any defense to its performance under this Guaranty based upon an election


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

     of remedies by Administrative Agent, including but not limited to an election to foreclose by nonjudicial sale under any mortgage or security agreement and pursue any other remedy which destroys, lessens or otherwise affects such Guarantor's subrogation rights and/or its rights to reimbursement from or to proceed against Borrower or any other person, when resulting from the judicial or nonjudicial foreclosure (under any mortgage or security agreement) or the selling or otherwise disposing of or collecting or applying any property, real or personal, securing the Notes, the obligations of Guarantor under this Guaranty, or otherwise. The exercise by the Administrative Agent, on behalf of the Lenders, of any such remedies shall not release or discharge Guarantor from its obligations hereunder unless and until the full amount of the Indebtedness evidenced by the Notes and secured as aforesaid has been fully paid and satisfied, and any such release or discharge shall be subject to the provisions of Section 11 hereof.

11. This Guaranty shall remain in full force and effect until all obligations of the Borrower and Guarantor under the Loan Documents have been satisfied in full and are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws. No delay on the part of the Administrative Agent in exercising any options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Administrative Agent unless the same shall be in writing, duly signed on behalf of the Administrative Agent, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Administrative Agent or the obligations of Guarantor to the Administrative Agent, on behalf of the Lenders, in any other respect at any other time. This Guaranty and the rights and obligations of the Administrative Agent and of Guarantor hereunder shall be governed and construed in accordance with the laws of the State of Ohio, without regard to its conflicts of law principles and this Guaranty is binding upon Guarantor and Guarantor's permitted successors or assigns, and shall inure to the benefit of the Administrative Agent, on behalf of the Lenders, and its successors or assigns; provided, however, that Guarantor may not, without the prior written consent of Administrative Agent, assign any of Guarantor's rights, powers, duties or obligations hereunder.

12. Guarantor acknowledges that copies of the Loan Documents have been made available to Guarantor and that Guarantor is familiar with their contents. Guarantor affirmatively agrees that upon any Permitted Transfer effected in accordance with the provisions of the Loan Documents, or any transfer by any Lenders of all or any portion of its interest in the Loan, it shall not be necessary for Guarantor to reaffirm its continuing obligations under this Guaranty, but Guarantor will do so upon request by Administrative Agent.

13. GUARANTOR AND ADMINISTRATIVE AGENT EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTIONS BROUGHT BY GUARANTOR OR ADMINISTRATIVE AGENT IN CONNECTION WITH THIS GUARANTY, ANY OF THE LOAN DOCUMENTS, THE INDEBTEDNESS GUARANTEED HEREBY, OR ANY OTHER STATEMENTS OR ACTIONS OF ADMINISTRATIVE AGENT.


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

14. Each notice, consent, request or other communication under this Guaranty (each a "Notice") which any party hereto may desire or be required to give to the other shall be deemed to be adequate and sufficient notice if given in writing and service is made by either (i) registered or certified mail, postage prepaid, in which case such notice shall be deemed to have been received three (3) business days following deposit to U.S. mail; or (ii) nationally recognized overnight air courier, next day delivery, prepaid, in which case such notice shall be deemed to have been received one (1) business day following delivery to such nationally recognized overnight air courier. All Notices shall be addressed to Guarantor at the address given on the signature page hereof, or to Administrative Agent at the then current address set forth in Section 18.5 of the Loan Agreement, or to such other place as any party may by notice in writing to the other parties designate as a place for service of notice.

15. If: (i) this Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, a Note, the Loan Agreement, or any other Loan Document;
     (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Lender in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Loan Agreement, any of the Loan Documents, or any property securing the Obligations arising under the Notes, the Loan Agreement and the other Loan Documents (other than any action or proceeding brought by any Lender or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantor shall pay to the Administrative Agent or such Lender within thirty (30) days after written demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

16. This Guaranty may not be modified except by a written instrument executed by Administrative Agent and Guarantor.

                            (Signature on next page)


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

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first set forth above.

                                 GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a
                                 Delaware limited partnership

                                      By:   Glimcher Properties Corporation,
                                            a Delaware corporation, its sole
                                            general partner


                                            By: /s/ George A. Schmidt
                                               ---------------------------
                                            Name:  George A. Schmidt
                                            Title: Executive Vice President and
                                                   Chief Investment Officer


                                          c/o Glimcher Properties Corporation
                                          150 East Gay Street
                                          Columbus, Ohio 43215
                                          Attention: George A. Schmidt
                                          Telephone: 614-621-9000
                                          Facsimile: 614-621-8863


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